UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2007

Commission File Number of depositor:
 333-140923

HSI Asset Securitization Corporation

(Exact name of depositor as specified in its charter)

HSBC Bank USA, National Association

(Exact name of sponsor as specified in its charter)

DELAWARE	20-2592898
(State or other jurisdiction	(I.R.S. employer
of incorporation)	identification no.)

452 Fifth Avenue, New York, NY	10018
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (212) 525-8119

(Former name or former address, if changed since last report)

Exhibit Index located on Page 2

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions .

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The Registrant registered issuances of its HSI Asset Loan Obligation Trust 2007-1 Mortgage Pass-Through Certificates, Series 2007-1, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-140923) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant issued $321,393,278 aggregate principal amount of Class I-A-1, Class I-IO, Class II-A-1, Class II-A-2, Class II-A-3, Class II-A-4, Class II-A-5, Class II-A-6, Class II-A-7, Class II-A-8, Class II-A-9, Class II-A-10, Class II-A-11, Class II-A-12, Class II-A-13, Class II-IO, Class III-A-1, Class III-A-2, Class III-A-3, Class III-A-4, Class III-A-5, Class III-A-6, Class III-A-7, Class III-IO, Class A-PO, Class A-X, Class B-1, Class B-2 and Class B-3 Certificates of its HSI Asset Loan Obligation Trust 2007-1 Mortgage Pass-Through Certificates, Series 2007-1 on May 31, 2007. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated April 27, 2007, as supplemented by the Prospectus Supplement dated May 31, 2007 (the “Prospectus Supplement”), to file a copy of the Pooling and Servicing Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Pooling and Servicing Agreement (the “Pooling Agreement”), attached hereto as Exhibit 4.1, dated as of May 1, 2007, among HSI Asset Securitization Corporation, as Depositor, CitiMortgage, Inc., as Master Servicer, Citibank, N.A., as Securities Administrator, Wells Fargo Bank, N.A., as Custodian, and Deutsche Bank National Trust Company, as Trustee. The Certificates consist of the following classes: Class I-A-1, Class I-IO, Class II-A-1, Class II-A-2, Class II-A-3, Class II-A-4, Class II-A-5, Class II-A-6, Class II-A-7, Class II-A-8, Class II-A-9, Class II-A-10, Class II-A-11, Class II-A-12, Class II-A-13, Class II-IO, Class III-A-1, Class III-A-2, Class III-A-3, Class III-A-4, Class III-A-5, Class III-A-6, Class III-A-7, Class III-IO, Class A-PO, Class A-X, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class P and Class R Certificates. The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of one pool consisting of two groups of fixed rate, fully amortizing loans secured by first lien mortgages or deeds of trust on residential real properties (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $325,296,942 as of May 1, 2007. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling Agreement.

Exhibit
Number

Item 9.01. Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

4.1
Pooling and Servicing Agreement dated as of May 1, 2007, among HSI Asset Securitization Corporation, as Depositor, CitiMortgage, Inc., as Master Servicer, Citibank, N.A. as Securities Administrator, Wells Fargo Bank, N.A., as Custodian and Deutsche Bank National Trust Company, as Trustee.

99.1	Mortgage Loan Purchase Agreement dated as of May 1, 2007, between HSI Asset Securitization Corporation, as Depositor, and HSBC Bank USA, National Association, as Seller.

99.2
Assignment, Assumption and Recognition Agreement, dated as of May 1, 2007, among HSI Asset Securitization Corporation and HSBC Mortgage Corporation (USA) and acknowledged by CitiMortgage, Inc., as Master Servicer, Citibank N.A., as Securities Administrator and Deutsche Bank National Trust Company as Trustee, regarding (i) the Master Mortgage Loan Purchase and Servicing Agreement, dated as of May 1, 2006, between HSBC Mortgage Corporation (USA) and HSBC Bank USA, National Association (incorporated herein by reference to Exhibit 99.2 filed with the Current Report on Form 8-K, dated January 16, 2007, in File No. 333-124032).

99.3
Assignment, Assumption and Recognition Agreement, dated as of May 1, 2007, among HSI Asset Securitization Corporation, American Home Mortgage Corp. and American Home Mortgage Servicing, Inc., and acknowledged by CitiMortgage, Inc., as Master Servicer, Citibank N.A., as Securities Administrator and Deutsche Bank National Trust Company as Trustee, regarding (i) the Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of November 1, 2006, between American Home Mortgage Corp., American Home Mortgage Servicing, Inc. and HSBC Bank USA, National Association (incorporated herein by reference to Exhibit 99.5 filed with the Current Report on Form 8-K, dated January 16, 2007, in File No. 333-124032).

99.4
Assignment, Assumption and Recognition Agreement, dated as of May 1, 2007, among HSI Asset Securitization Corporation and GreenPoint Mortgage Funding, Inc., and acknowledged by CitiMortgage, Inc., as Master Servicer, Citibank N.A., as Securities Administrator and Deutsche Bank National Trust Company as Trustee, regarding (i) the Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of March 1, 2007, between GreenPoint Mortgage Funding, Inc. and HSBC Bank USA, National Association.

99.5
Assignment, Assumption and Recognition Agreement, dated as of May 1, 2007, among HSI Asset Securitization Corporation and Decision One Mortgage Company, LLC, and acknowledged by CitiMortgage, Inc., as Master Servicer, Citibank N.A., as Securities Administrator and Deutsche Bank National Trust Company as Trustee, regarding (i) the Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of December 15, 2006, between Decision One Mortgage Company, LLC and HSBC Bank USA, National Association.

99.6
Reconstituted Servicing Agreement, dated as of May 1, 2007, by and among, HSI Asset Securitization Corporation and Wells Fargo Bank, N.A., as Servicer, and acknowledged by CitiMortgage, Inc., as Master Servicer, Citibank N.A., as Securities Administrator and Deutsche Bank National Trust Company as Trustee, regarding the Servicing Agreement, dated June 30, 2006, by and between HSBC Bank (USA) Inc. and Wells Fargo Bank, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HSI Asset Securitization Corporation

By:	/s/ Andrea Lenox
Name: Andrea Lenox Title: Vice President

Dated: June 15, 2007